           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box: [   ]


[   ]     Preliminary Proxy Statement

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14A-12


                              WESTERN WATER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]      No fee required.

[   ]      $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l),
           or 14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.


            1) Title of each class of securities to which transaction applies:

                        -------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:

                        -------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

                        -------------------------------------------------------

            4)          Proposed maximum aggregate value of transaction:

                        -------------------------------------------------------

            5)          Total fee paid:

                        -------------------------------------------------------


[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:_________________________________________

            2)  Form, Schedule or Registration Statement No.:___________________

            3)  Filing Party:___________________________________________________

            4)  Date Filed:_____________________________________________________

                              WESTERN WATER COMPANY
                           4660 LA JOLLA VILLAGE DRIVE
                                    SUITE 825
                           SAN DIEGO, CALIFORNIA 92122

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 15, 1997


            Notice is hereby given that the Annual Meeting of Stockholders of Western Water Company, a Delaware corporation (the "Company"), will be held at the Century Plaza Hotel and Tower, Cedar Room, 2055 Avenue of the Stars, Los Angeles, California on Wednesday, October 15, 1997, at 10:00 a.m., for the following purposes:

            (1) To elect one member of the Company's Board of Directors for the three-year term expiring at the annual meeting of stockholders to be held in 2000 or until the director's successor has been duly elected and qualified;

            (2)   To approve the adoption of the Company's 1997 Stock Option
                  Plan;

            (3) To ratify the appointment of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending March 31, 1998; and

            (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

            Your attention is directed to the accompanying proxy statement. Only stockholders of record at the close of business on September 10, 1997 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

            Please sign, date and complete the enclosed proxy and return it promptly in the accompanying pre-addressed envelope, whether or not you expect to attend the Annual Meeting, to ensure that your shares will be represented. A majority of the outstanding shares of voting stock must be represented (in person or by proxy) at the Annual Meeting in order that business may be transacted. Therefore, your promptness in returning the enclosed proxy will help to ensure that the Company will not have to bear the expense of undertaking a second solicitation. A stockholder who executes and returns the accompanying proxy may revoke such proxy at any time before it is voted at the Annual Meeting by following the procedures set forth in the attached proxy.

                                       By Order of the Board of Directors


                                       Ronald I. Simon
                                       Secretary


San Diego, California
September 15, 1997

               PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND
                MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE,
                 IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

                              WESTERN WATER COMPANY
                           4660 LA JOLLA VILLAGE DRIVE
                                    SUITE 825
                           SAN DIEGO, CALIFORNIA 92122

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 15, 1997

                                  INTRODUCTION

PERSONS MAKING THE SOLICITATION

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Western Water Company (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 15, 1997, and at any adjournment thereof. This proxy statement is first being mailed to stockholders on or about September 15, 1997. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at the Annual Meeting.

            A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" (i) the election of management's nominee for the Board of Directors, (ii) the approval of the Company's 1997 Stock Option Plan; and (iii) the ratification of the appointment of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending March 31, 1998. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with the recommendation of management of the Company.

            The cost of solicitation of proxies, including the cost of preparation and mailing of the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy, will be borne by the Company. It is anticipated that brokerage houses, fiduciaries, nominees, and others will be reimbursed for their out-of-pocket expenses in forwarding proxy material to beneficial owners of stock held in their names. Directors, officers, or employees of the Company may solicit proxies by telephone or in person without additional compensation. The Company has engaged D. F. King & Co., Inc., 77 Water Street, New York, N. Y. 10005, to solicit proxies, and anticipates paying compensation to that solicitor for such services in an amount of approximately $6,500, plus expenses.

REVOCABILITY OF PROXY

            Any proxy given by a stockholder of the Company may be revoked at any time before it is voted at the Annual Meeting by a written notice to the Secretary of the Company, or upon request if the stockholder is present at the meeting. Each valid proxy returned that is not revoked, unless indicated otherwise on the proxy card, will be voted in the election of directors for the nominee as described herein.

VOTING SECURITIES

            Holders of record of the Company's Common Stock, $.001 par value (the "Common Stock") and the Company's Series C Convertible Redeemable Preferred Stock ("Series C Preferred Stock") at the close of business on September 10, 1997 are entitled to notice of and to vote, as one class, at the meeting or any adjournment thereof. The outstanding voting securities of the Company on September 10, 1997 consisted of

8,236,119 shares of Common Stock and 9,135 shares of Series C Preferred Stock. Holders of Common Stock are entitled to cast one vote per share on each matter presented for consideration and action by the stockholders. Holders of Series C Preferred Stock are entitled to cast the number of votes per share of Series C Preferred Stock on each matter presented for consideration and action by the stockholders as if the Series C Preferred Stock had been converted into Common Stock on September 10, 1997. All of the outstanding shares of Series C Preferred stock on September 10, 1997 are convertible into an aggregate of 549,625 shares of Common Stock. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

            Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Approval of the Company's 1997 Stock Option Plan and the ratification of the appointment of the independent accountants will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and, therefore, will have no effect on the outcome of the vote.

            The Director to be elected at the Annual Meeting will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that each properly executed unrevoked proxy will be voted for management's nominee for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for management's nominee will result in the nominee receiving fewer votes.

                              ELECTION OF DIRECTOR

            The authorized number of Directors of the Company is currently fixed at four and is divided into three classes, two of the classes having one member and the third having two members. The Directors in each class are elected for three-year terms, so that the term of office of one class of Directors expires at each annual meeting. For election as a Director at the Annual Meeting, the Board of Directors has approved the nomination of Peter L. Jensen to serve a three-year term expiring in 2000.

            If Mr. Jensen becomes unavailable for election, the accompanying proxy will be voted for the election of such person, if any, as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled at a later date by the Directors.

            The following chart sets forth biographical information concerning
(i) the nominee for election as Director and (ii) the other Directors who will continue in office after the meeting.


                                       2.

                  NOMINEE FOR ELECTION TO TERM EXPIRING IN 2000


                                             CURRENT                            PRINCIPAL OCCUPATION FOR THE
                                         POSITIONS WITH                              PAST FIVE YEARS AND
NAME                        AGE              COMPANY                             CERTAIN OTHER DIRECTORSHIPS
----                        ---          --------------                         ----------------------------

Peter L. Jensen             46       Director, since October                1984 to April 1989, President and Chief
                                     1984; Chairman, President              Operating Officer of the Company; 1983 to
                                     and Chief Executive Officer            April 1989, Director, President and Chief
                                     since April 1989                       Operating Officer of Yuba Natural Resources,
                                                                            Inc. ("YNR"), a publicly-held company; April
                                                                            1989 to August 1990, Director, President and
                                                                            Chief Executive Officer of YNR; August 1990
                                                                            to July 1994, Director of Yuba WestGold, Inc.
                                                                            (formerly known as YNR).


         DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING


                                            CURRENT                         PRINCIPAL OCCUPATION FOR THE
                                         POSITIONS WITH                           PAST FIVE YEARS AND
NAME                        AGE             COMPANY                          CERTAIN OTHER DIRECTORSHIPS
----                        ---          --------------                         ----------------------------
Incumbent Directors Whose Terms of Office Will Expire in 1998
Scott A. Katzmann           41       Director since June 1997               March 1993 to present, Managing Director of
                                                                            Paramount Capital, Inc., an investment
                                                                            banking firm; October 1982 to March 1993,
                                                                            Director of CS First Boston Corporation, an
                                                                            investment banking firm; March 1994 to
                                                                            present, director of Conversion Technologies,
                                                                            a publicly-held advanced materials company.

John H. Huston              46       Senior Vice President since            November 1993 to present, Chairman of
                                     March 1997; Vice President             Integrated Water Technologies, Inc. (formerly
                                     from February 1992 to                  BCI Geonetics, Inc.); 1983 to 1992, owner or
                                     March 1997; Director since             co-owner of the Procyon Group, a water
                                     November 1994                          related company; 1987 to March 1992, the date
                                                                            on which Nigel Corporation was acquired by the
                                                                            Company, director and executive officer of Nigel
                                                                            Corporation.

Incumbent Director Whose Term of Office Will Expire in 1999

William D. Watt             57       Director since December                August 1995 to present, principal and a
                                     1996                                   director of SCCOT Financial Group
                                                                            Incorporated, a privately held investment
                                                                            banking firm; 1973 through August 1995,
                                                                            investment banker at Lazard Freres & Co., an
                                                                            investment banking firm.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

            During the fiscal year ended March 31, 1997, the Board of Directors held five meetings. Messrs. Jensen and Huston attended all meetings held during the fiscal year. Mr. Watt attended all meeting held during the fiscal year after the date of his election to the Board of Directors. Mr. Katzmann was not a director during the last fiscal year.


                                       3.

            The Company's Audit Committee reviews the independence, professional services, fees, plans and results of the independent auditors' engagement and recommends their retention or discharge to the Board of Directors. During the last completed fiscal year, the Audit Committee held one meeting. All members of the Audit Committee participated in the one Audit Committee meeting held during the last completed fiscal year. The Audit Committee currently consists of Mr. Watt and Mr. Katzmann.

            During the fiscal year ended March 31, 1997, the Company's Compensation Committee held one meeting. The Compensation Committee establishes the compensation of executive officers and administers the Company's stock option plans. The Compensation Committee currently consist of Messrs. Watt and Katzmann.

            Other than the Audit Committee and the Compensation Committee, the Company has no other committees of its Board of Directors.


                               EXECUTIVE OFFICERS

            The following chart sets forth information as of September 10, 1997 concerning the executive officers of the Company.


  NAME                             AGE                         OFFICE
  ----                             ---                         ------

Peter L. Jensen                    46               Chairman of the Board, President and Chief
                                                    Executive Officer

Ronald I. Simon                    58               Vice President, Chief Financial Officer and
                                                    Secretary

John H. Huston                     46               Senior Vice President and Director

Eric R. Robbins                    35               Vice President





            For biographical information regarding Messrs. Jensen and Huston, see their biographies under "Election of Director" above.

            Ronald I. Simon was elected Vice President, Chief Financial Officer and Secretary of the Company in May 1997. Since 1974, Mr. Simon has also been the President of Ronald I. Simon, Inc., a financial consulting firm. From 1993 to 1997, Mr. Simon served as the Chairman of the Board of Sonant Corporation, an interactive voice response equipment company. Since 1995, Mr. Simon also has been a director of Citadel Corporation, a real estate company, and a director of SoftNet Systems, Inc., a document management and telecommunications equipment and internet service company. From 1986 to 1990, Mr. Simon was the Managing Director and Chief Financial Officer of Henley Group, Inc.

            Eric R. Robbins has been a Vice President of the Company since November 1995. During 1995, Mr. Robbins was a Vice President at L.H. Friend, Weinress, Frankson & Presson, an investment banking firm. During 1994, Mr. Robbins was the Senior Vice President - Public Finance at Chilton & O'Connor, Incorporated, an investment banking firm. During 1993, Mr. Robbins was a Vice President at Sutro & Co., Incorporated. Prior thereto, Mr. Robbins was the Finance Budget Manager for the California Department of Finance and a Senior Consultant for the California Assembly Water, Parks & Wildlife Committee.


                                       4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Series C Preferred Stock as of September 10, 1997 by (i) each person who is known by the Company to own more than 5% of the outstanding Common Stock or Series C Preferred Stock; (ii) each of the Company's directors (including the director nominee); (iii) each of the executive officers named in the compensation tables included below in this Proxy Statement; and (iv) all current officers and directors (including the director nominee) of the Company as a group.


                                                    Common Stock               Series C Preferred Stock
                                            --------------------------         ---------------------------
                                                                                                             Percent of Votes
      Name and Address of                   Number            Percent           Number           Percent    Of All Classes of
      Beneficial Owner(1)                  of Shares         of Class         of Shares          of Class   Capital Stock(2)
      -------------------                  ----------        --------         ---------          --------   ----------------
Peter L. Jensen                             346,870(3)           4.2%              0                  0           3.9%
John H. Huston                              289,126(4)           3.5%              0                  0           3.3%
Eric R. Robbins                              60,000(5)             *               0                  0             *
Marilyn B. Dreyer                           109,517(6)           1.3%              0                  0           1.2%
Scott A. Katzmann                            46,090(7)             *               0                  0             *
William D. Watt                               6,664(8)             *               0                  0             *
Cramer Rosenthal McGlynn, Inc.              977,600(9)          11.9%              0                  0          11.1%
707 Westchester Ave
White Plains, N.Y. 10604
T. Rowe Price Associates, Inc.            1,062,482(10)         12.1%          4,060(12)           44.4%         12.1%
100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price New Era Fund Inc.             122,141(11)          1.4%          2,030               22.2%          1.4%
100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Small-Cap Value               122,141(11)          1.4%          2,030               22.2%          1.4%
Fund, Inc.
100 East Pratt Street
Baltimore, MD 21202
Ashford Capital Partners, L.P.               61,070(11)            *           1,015(13)           11.1%            *
B-107, 3801 Kennett Pike
P.O. Box 4172
Wilmington, DE 19807
Wisconsin Alumni Research Foundation         61,070(11)            *           1,015               11.1%            *
B-107, 3801 Kennett Pike
P.O. Box 4172
Wilmington, DE 19807
Ashford Capital Management, Inc. as         164,882(11)          1.9%          2,741(14)           30.0%          1.9%
investment advisor for certain
investment accounts
B-107, 3801 Kennett Pike
P.O. Box 4172
Wilmington, DE 19807
All directors and executive                 728,750(15)          8.8%              0                  0%          8.3%
  Officers as a group (6 persons)

-------------------------

*     Less than 1%.

(1) Except as otherwise indicated, the address of each stockholder is c/o the Company at 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122.

(2) Based on 8,236,119 votes entitled to be cast by the holders of the outstanding Common Stock and 549,625 votes entitled to be cast by the holders of the 9,135 shares of outstanding Series C Preferred Stock.

(3) Includes 100,000 of Common Stock shares issuable upon exercise of currently exercisable options.

(4) Includes 84,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Consists of 60,000 shares of Common Stock issuable upon exercise of currently exercisable options.


                                       5.

(6) Includes 35,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Consists of 39,426 immediately exercisable stock purchase warrants and 6,664 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Represents shares of Common Stock issuable upon exercise of currently exercisable options.

(9) Based on information contained in a statement on Schedule 13 filed by the named person.

(10) Represents 818,200 shares of Common Stock beneficially owned by T. Rowe Price Associates, Inc., and 244,282 shares of Common Stock issuable upon the conversion of the 4,060 shares of Series C Preferred Stock beneficially owned by T. Rowe Price Associates Inc. T. Rowe Price Associates, Inc. is the investment advisor of various registered investment companies and investment advisory clients, including T. Rowe Price New Era Fund Inc. and T. Rowe Price Small-Cap Value Fund Inc. T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares.

(11) Represents shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock owned by such beneficial owners.

(12) Represents the shares of Series C Preferred Stock owned by T. Rowe Price New Era Fund Inc. and T. Rowe Price Small- Cap Value Fund Inc., of which
      T. Rowe Price Associates, Inc. is the investment advisor.

(13) Reflects shares held of record and beneficially owned by Ashford Capital Partners, L.P., a Delaware limited partnership, of which the general partner is Ashford Capital Management, Inc. Ashford Capital management, Inc., acting as general partner, has the sole power to vote and dispose of securities on behalf of Ashford Capital Partners, L.P.

(14) Reflects shares held of record and beneficially owned by separate investment accounts on behalf of twenty (20) different investors for which Ashford Capital Management, Inc. acts as investment adviser and has the sole power to vote and dispose of such securities as attorney-in-fact with respect to such accounts. Excludes shares held by Ashford Capital Partners, L.P. for which Ashford Capital Management, Inc. acts as general partner, as indicated in footnote (13) above.

(15) Includes 283,426 shares of Common Stock issuable upon exercise of currently exercisable options and warrants.


                                       6.

                             EXECUTIVE COMPENSATION

            Summary Compensation Table. The following tables set forth certain information concerning the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended March 31, 1997, 1996 and 1995 of (i) all persons who served as the Chief Executive Officer of the Company during the fiscal year ended March 31, 1997 and (ii) each of the other executive officers of the Company whose total annual salary and bonus during the fiscal year ended March 31, 1997 exceeded $100,000. (The Chief Executive Officer and the other named officers are collectively referred to as the "Named Executives.")

                           SUMMARY COMPENSATION TABLE


                                                                                      Long-Term
                                                                                 Compensation Awards
                                                                                    Number Stock
Name and Principal Position             Year         Salary         Bonus       Option Shares Granted
---------------------------             ----         ------         -----       ---------------------
Peter L. Jensen                         1997        $215,460        $ -0-                125,000
  Chairman, President and               1996        $198,510        $ -0-                 60,000
    Chief Executive Officer             1995        $180,000        $ -0-                    -0-
John H. Huston                          1997        $179,550        $ -0-                100,000
  Senior Vice President                 1996        $157,115        $ -0-                 36,000
                                        1995        $140,655        $ -0-                    -0-
Eric R. Robbins                         1997        $123,417        $ -0-                100,000
  Vice President                        1996        $ 41,385(1)     $ -0-                 60,000
                                        1995             -0-        $ -0-                    -0-
Marilyn B. Dreyer                       1997        $190,423(2)     $ -0-                 20,000(2)
  Chief Financial Officer               1996        $ 92,500        $ -0-                 15,000
                                        1995        $ 82,500        $ -0-                    -0-

------------------

(1)   Mr. Robbins joined the Company in November 1995.

(2) Includes $102,500 and 20,000 options paid in February 1997 to Ms. Dreyer in connection with the termination of her employment with the Company.


            Option Grants. The following table provides information on stock options granted in the fiscal year ended March 31, 1997 to the Named Executives.

               OPTIONS GRANTED IN FISCAL YEAR ENDED MARCH 31, 1997


                                                        Individual Grants
                            ---------------------------------------------------------------
                                             Percentage of                                         Potential Realizable
                                             Total Options                                        Value at Assumed Annual
                                              Granted to       Exercise or                      Rates of Stock Appreciation
                            Options          Employees in      Base Price        Expiration         For Option Term(4)
                                                                                                ---------------------------
   Name                     Granted           Fiscal Year     (per share)(2)         Date             5%            10%
   ----                     -------          -------------   ----------------    ----------      ----------    ----------
Peter L. Jensen             125,000(1)          28%            $13.750           Feb. 2007       $1,080,900    $2,739,200
                                                             -$18.184(1)(3)
John H. Huston              100,000(1)          23%            $13.750           Feb. 2007         $864,700    $2,191,400
                                                             -$18.184(1)(3)
Eric R. Robbins             100,000(1)          23%            $13.750           Feb. 2007         $864,700    $2,191,400
                                                             -$18.184(1)(3)
Marilyn B. Dreyer            20,000(5)           5%            $14.125           Feb. 2007         $173,000      $438,200


------------------

(1) 34% of the options are exercisable commencing one year after the date of grant, 33% are exercisable two years after the date of grant, and 33% are exercisable three years after the date of grant.

(2) All options were granted at a price equal to or greater than the market value (the closing stock price for the Company's Common Stock as reported on the Nasdaq National Market) on the date of grant.


                                       7.

(3) The exercise price is $13.75 per share for the options exercisable after the first year, $15.812 per share for the options exercisable after the second year, and $18.184 for the options exercisable after the third year.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

(5)   The options are immediately exercisable.

            Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values. The following table sets forth information regarding stock options that were exercised by the Named Executives during the last fiscal year and the number and value of unexercised options owned at March 31, 1997 by the Named Executives.

       AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 1997 AND
                          FISCAL YEAR-END OPTION VALUE


                                                                  Number of                        Value of
                             Shares                          Unexercised Options              Unexercised Options
                            Acquired         Value            at March 31, 1997               At March 31, 1997(1)
Name                       On Exercise     Realized      Exercisable     Unexercisable   Exercisable     Unexercisable
----                       -----------     --------      -----------     -------------   -----------     -------------
Peter L. Jensen                -0-        $    -0-          100,000          145,000      $1,425,000       $2,066,000
John H. Huston                 -0-             -0-           84,000          112,000      $1,197,000       $1,596,000
Eric R. Robbins                -0-             -0-           40,000          120,000       $ 570,000       $1,710,000
Marilyn B. Dreyer              -0-             -0-           50,000            -0-         $ 712,500          $ -0-


-----------------

(1) The value of unexercised options represents the excess of the market value of the Common Stock on March 31, 1997 over the exercise price of the options.

            Director Compensation. Effective August 15, 1997, Directors who are not employees of the Company receive a fee of $15,000 per year for service on the Board of Directors and an additional fee of $5,000 per year for service on each committee of the Board of Directors. In addition, all directors are reimbursed for all out-of-pocket expenses incurred by them in connection with attending board meetings. Each non-employee director will automatically be granted an option on the first business day of each fiscal year to purchase 20,000 shares of Common Stock at an exercise price equal to the closing price for the Common Stock as reported by The Nasdaq Stock Market on the date of grant of such option. All such options will be exercisable on the date of grant as to 6,664 shares, with additional increments of 6,668 becoming exercisable on the first and second anniversary of grant. Prior to August 15, 1997, each non-employee director automatically received an option to purchase 10,000 shares of Common Stock as of the first business day of each fiscal year. Mr. Watt and Mr. Abramson, a former outside director, were each granted options to purchase 10,000 shares on April 1, 1997, which options are exercisable at a price of $13.650 per share. In connection with Mr. Katzmann's appointment as director on June 1, 1997, Mr. Katzmann received options to purchase 10,000 shares. Mr. Katzmann's options are exercisable at a price of $14.50 per share. In addition, options to purchase 10,000 shares were granted to each of Mr. Watt and Mr. Katzmann on August 15, 1997, which options are exercisable at $15.875 per share.

            Employment Agreements. On August 15, 1997, the Company entered into two-year employment agreements with Peter L. Jensen, John H. Huston and Eric R. Robbins pursuant to which Messrs. Jensen, Huston and Robbins shall serve as the Chairman of the Board, Chief Executive Officer and President, the Senior Vice President and the Vice President, respectively, of the Company. The employment agreements provide for a annual base salary of $250,000, $185,000 and $165,000 for Messrs. Jensen, Huston and Robbins, respectively, subject to adjustment for cost of living increases and other specified benefits such as reimbursement for expenses, provide that each such executive officer may participate in the Company's incentive compensation programs and stock option plans to the extent deemed appropriate by the Board of Directors. Each of the new employment agreements also provides that all unvested stock options granted to Messrs. Jensen, Huston and Robbins will fully vest upon the merger, sale or similar event of the Company if the Company is not the surviving entity.


                                       8.

            Ronald I. Simon serves as Vice President and Chief Financial Officer of the Company at an annual salary of $185,000. In connection with his employment by the Company in May 1997, Mr. Simon was granted a ten-year option to purchase 120,000 shares of Common Stock at an exercise price of $13.50 per share. Of the option, 40,000 shares will vest annually on each of the first three anniversaries of his employment date. In addition Mr. Simon was granted an option to purchase 80,000 shares of Common Stock at an exercise price of $6.75 per share. Of the option, 16,000 shares will vest on December 15 of 1997, 1998, 1999, 2000 and 2001. The option shall remain in effect until May 2007. The Company has also agreed that Mr. Simon's salary and other benefits will remain in effect for one year after the termination of his employment and the vesting period of his options will be extended for an additional year if Mr. Simon is terminated by the Company without cause.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

            No members of the Compensation Committee are, or since April 1, 1996 have been, officers of the Company or have had any material business relationship with the Company.

STOCK OPTION PLANS

            1990 Stock Option Plan. Pursuant to the 1990 Stock Option Plan (the "1990 Plan") adopted by the Company in July 1990, 400,000 shares of Common Stock of the Company are reserved for issuance upon exercise of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options that may be granted to officers, directors, employees, consultants and others performing services for the Company. The 1990 Plan is currently administered by the Compensation Committee of the Board of Directors (previously by the full Board), which designates the optionees, exercise prices and dates of grant. The exercise price may not be less than the fair market value of the Common Stock on the date of grant (110% of the fair market value for qualified options with respect to optionees who are 10% or more shareholders of the Company). Options are nonassignable and may be exercised only by the option holder while in the service of the Company or within three months after termination of employment or cessation of services to the Company (one year for terminations resulting from death or disability). Options may be exercisable from the date they are granted and, if they are exercisable in installments, may be exercised on a cumulative basis at any time before expiration. All options expire no later than ten years from the date of grant.

            1993 Stock Option Plan. The 1993 Stock Option Plan (the "1993 Plan") authorizes the granting during the period commencing on April 20, 1993, the date of adoption of the 1993 Plan by the Board of Directors of the Company, and concluding on the tenth anniversary thereof, of both incentive stock options within the meaning of Section 422 of the Code, and nonqualified stock options to officers, non-employee directors, employees, consultants and others performing services for the Company to purchase in the aggregate 400,000 shares of the Company's Common Stock. In December 1996, the stockholders of the Company approved an amendment to the 1993 Plan to increase the total number of shares available for option grants to 800,000.

            The 1993 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee designates the optionees, number of options, exercise prices, dates of grant, exercise period and other terms and conditions.


                                       9.

            The purchase price to be paid upon exercise of each incentive stock option granted pursuant to the 1993 Plan shall be no less than the fair market value of the Common Stock on the date the option is granted, or 110% of such fair market value in the case of any optionee holding in excess of 10% of the combined voting power of all classes of the Company's capital stock (or the stock of a parent or subsidiary of the Company) as of the date of grant. Fair market value is equal to the closing price of the Company's Common Stock. The purchase price of each nonqualified option granted to officers and other key employees shall be determined by the Compensation Committee. The purchase price is payable in full by cash, check, surrender of Common Stock of the Company having a market value equal to the option price of the shares to be purchased, or so-called cashless exercises as permitted by law, or any combination of cash, check, shares and cashless exercises. The Compensation Committee in its sole discretion may extend credit to pay the purchase price of the shares of Common Stock acquired upon exercise of an option, such credit to be evidenced by optionee's interest-bearing promissory note and secured by the Common Stock issued on exercise of the option. The Compensation Committee has complete discretion to establish the amount and terms of any credit extended. The Compensation Committee also has complete discretion to determine the interest rate to be charged on such credit.

            Options granted under the 1993 Plan become exercisable and shall expire on such dates as determined by the Compensation Committee, provided, however, that no term may exceed ten years from the date of grant, or five years from the date of grant in the case of any optionee holding more than 10 percent of the combined voting power of all classes of the Company's capital stock (or the stock of a parent or subsidiary of the Company) as of the date of grant. After options become exercisable they may be exercised at any time or from time to time as to any part thereof. The Compensation Committee may, at any time after grant of the option and from time to time increase the number of shares purchasable in any installment, subject to certain limitations.

            Options granted under the 1993 Plan expire on such date as the Compensation Committee has determined. Options are not transferable except by will or by the laws of descent and distribution; during the life of the person to whom the option is granted, that person alone may exercise them. All rights to exercise options terminate three months from the date a grantee ceases to be an employee of the Company or any subsidiary for any reason other than death or disability.

            If a grantee dies while in the employ of the Company, his or her option may be exercised at any time within 12 months following the grantee's death by his or her estate or by the person or persons to whom the grantee's rights under the option passed by will or operation of law, but only to the extent such option was exercisable by the grantee at the time of his or her death. Except for certain stated provisions covering termination, disability or death, no option may be exercised after the expiration of its original term.

            The 1993 Plan, as amended, also provides that each non-employee director will automatically be granted an option on the first business day of each fiscal year to purchase 20,000 shares of Common Stock at an exercise price equal to the closing price for the Common Stock as reported by The Nasdaq Stock Market on the date of grant of such option.

            1997 Stock Option Plan. In July 1997, the Board of Directors adopted the Company's 1997 Stock Option Plan, subject to stockholder approval. See "Adoption of 1997 Stock Option Plan."

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

            The Compensation Committee of the Board of Directors, which is composed entirely of directors who have never been employees of the Company, is responsible for setting and administering the policies and programs that govern both annual and long-term compensation.

            At the beginning of the fiscal year ended March 31, 1997, the Company's Compensation Committee was comprised of Jeffrey A. Smith and Jay B. Abramson. In December 1996, William D. Watt became a member of the Compensation Committee to replace Mr. Smith, who resigned from the Board of Directors in August 1996. In June 1997, Scott A. Katzmann replaced Mr. Abramson on the Compensation Committee.


                                       10.

            The Company's compensation program consists of two elements: (1) an annual cash salary component, i.e., base salary and cash bonuses when warranted, and (2) a long-term component, i.e., stock options. The amount of salary and bonus, if any, is established by the Compensation Committee for each position based on the executive's job description and a general assessment of the executive's performance, experience and potential. The long-term component of the compensation program consists of the annual grant of stock options, which the Compensation Committee believes provides the executive with the incentive to implement the Company's annual objectives and strategy and aligns his interest with that of the stockholders. Stock options gain value to the extent the price of the Company's Common Stock increases above the option exercise price, thereby creating a similar objective for both management and the stockholders.

            Consistent with the Company's compensation policies, the Company paid Mr. Jensen, the Company's Chief Executive Officer, the cash amount established under his employment agreement, as amended in November 1995. Mr. Jensen was not paid a cash bonus. However, in recognition of Mr. Jensen's performance during the past fiscal year in advancing the Company's water development activities in Southern California, the Compensation Committee granted Mr. Jensen and certain other key executives stock options. The number of options granted to Mr. Jensen was 125,000. In order to maintain the incentive element of the compensation program, the options become exercisable over a period of three years and the exercise price increases during each of the next three years. The option exercise price for the 41,668 options that are exercisable after the first year was set at $13.75 per share, the fair market value of the Company's Common Stock on the date of grant. The option exercise price for the 41,666 options that are exercisable in each of the second and third years increases to $15.812 for the second year options and to $18.184 for the third year options. The three-year employment agreement between the Company and certain of the key employees of the Company, including Mr. Jensen, expired during the last fiscal year. In August 1997, the Company entered into new two-year agreements with these executives, including Mr. Jensen. See "Executive Compensation -- Employment Agreements" above.

            No member of the past Compensation Committee is, or during Fiscal 1997 was, a former officer or employee of the Company or of its subsidiary.

                                    Current Compensation Committee:

                                    William D. Watt and Scott A. Katzmann


                                       11.

                         COMPARATIVE STOCK PERFORMANCE


            The chart below sets forth a line graph comparing the performance of the Company's Common Stock against the Total Return Index for the Nasdaq Stock Market (US) ("Nasdaq Broad Market Index") and the Nasdaq Non-Financial Stocks Index for the period commencing March 31, 1992 and ending March 31, 1997. The chart sets the value of an investment in Western Water Company Common Stock and the value of each index at 100 on March 31, 1992 and assumes that dividends were reinvested.

            The stockholder return shown on the following graph is not necessarily indicative of future performance.




                               [PERFORMANCE GRAPH]


                                    3/31/92      3/31/93     3/31/94      3/31/95      3/31/96     3/31/97
                                    -------      -------     -------      -------      -------     -------
Company's Common Stock               100.00       118.52      196.30       259.26       375.31      281.48
Nasdaq Broad Market Index            100.00       114.96      124.08       138.03       187.39      208.49
Nasdaq Non-Financial Stock Index     100.00       107.89      118.37       129.70       174.94      188.96


                                       12.

                       ADOPTION OF 1997 STOCK OPTION PLAN

            In July 1997, the Board of Directors approved the Company's 1997 Stock Option Plan, subject to stockholder approval. The purpose of the 1997 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The full text of the 1997 Stock Option Plan appears as Appendix 1 to this Proxy Statement and the description of the 1997 Stock Option Plan herein is qualified by reference to the text of the 1997 Stock Option Plan.

DESCRIPTION OF THE 1997 STOCK OPTION PLAN

            The key terms of the 1997 Stock Option Plan are outlined below.

            The 1997 Stock Option Plan provides for the grant of options to officers, directors, other key employees and consultants of the Company to purchase up to an aggregate of 600,000 shares of Common Stock. There are currently four officers, two non-employee directors and eleven other employees of the Company who would be eligible for the grant of options. The 1997 Stock Option Plan is administered by the Board of Directors or a committee of the Board, and is currently administered by the Compensation Committee of the Board of Directors, which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1997 Stock Option Plan. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m) of the Code, the committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Options granted under the 1997 Stock Option Plan may be "incentive stock options" as defined in Section 422 of the Code, or nonqualified options, and will be designated as such.

            The exercise price of incentive stock options may not be less than the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one calendar year pursuant to incentive stock options under the 1997 Stock Option Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1997 Stock Option Plan at an exercise price less than the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

            In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination would immediately terminate, and any options that are exercisable would terminate one year following termination of employment.

            Options may not be exercised more than ten years after the grant date (five years after the grant date if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Except with the express approval of the administrator with respect to nonqualified options, options granted under the 1997 Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1997 Stock Option Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as stock splits, stock dividends, recapitalizations or reclassifications. The 1997 Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The 1997 Stock Option Plan provides that options covering no more than 200,000 shares of Common Stock may be granted to any one employee in any twelve month period.


                                       13.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

            If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee under beneficial capital gains tax rates. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be capital gain or loss. Under recently enacted capital gains legislation, the maximum federal tax rate applicable to such stock held for more than 12 months but less than 18 months is 28% and the maximum federal tax rate applicable to such stock held for at least 18 months is 20%.

            All other options granted under the 1997 Stock Option Plan are nonqualified stock options and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified stock option. However, upon exercise of the nonqualified stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for beneficial capital gains rates depending on the length of the holding period.

            Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction in the amount that an optionee recognizes as ordinary income with respect to an option. Options granted to executive officers under the 1997 Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 1997 Stock Option Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 1997 Stock Option Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 1997 Stock Option Plan in accordance with the terms of the 1997 Stock Option Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

            The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 1997 STOCK OPTION PLAN

            Grants under the 1997 Stock Option Plan are made at the discretion of the administrator of the 1997 Stock Option Plan and future grants under the 1997 Stock Option Plan have not yet been determined. In May and July 1997, options to purchase 145,000 shares of Common Stock were granted to Ronald I. Simon, the Company's new Chief Financial Officer, and an employee of the Company under the 1997 Stock Option Plan at an exercise price of $13.50 and $14.50 per share, the market price of the Common Stock on the date of grant. Such option grants under the 1997 Stock Option Plan were made subject to stockholder approval shall be ratified if the 1997 Stock Option Plan is approved by the stockholders of the Company. In the event the 1997 Stock Option Plan is not approved by the Company's stockholders before June 1, 1998, the options so granted under the 1997 Stock Option Plan shall automatically terminate.


                                       14.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

            Based solely on a review of copies of reports filed with the Commission and submitted to the Company since April 1, 1996 and on representations by certain directors and executive officers of the Company, the Company believes that, with the exception of delinquent filings referred to below, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis during the past fiscal year. The following persons failed to file the required reports reflecting the grant of stock options to them during the past fiscal year: Peter L. Jensen, Jay B. Abramson, John H. Huston, Eric R. Robbins, Marilyn B. Dreyer, and Edward A. Beeman. In addition, Mr. Jensen failed to file a report in connection with his gift of shares to a charitable organization.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors has appointed the firm of KPMG Peat Marwick LLP ("Peat Marwick") as the Company's independent auditors for the year ending March 31, 1998, subject to ratification by the stockholders. Effective March 24, 1997, the Company appointed Peat Marwick to replace Harlan & Boettger LLP ("Harlan & Boettger") as the Company's independent auditors. A representative of Peat Marwick is expected to attend the Company's Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

            Effective March 24, 1997, the Company advised Harlan & Boettger, its prior certifying accountants, that it had decided to change accounting firms. Harlan & Boettger's report dated May 20, 1996 and its report dated May 18, 1995 on the financial statements of the Company for the fiscal years ended March 31, 1996 and 1995, respectively, do not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. The decision to change accounting firms was made by the Board of Directors upon the recommendation of the Audit Committee. There have been no disagreements with Harlan & Boettger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended March 31, 1996 and 1995 and the subsequent interim period preceding the dismissal of Harlan & Boettger, which disagreements, if not resolved to the satisfaction of Harlan & Boettger, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Effective March 24, 1997, the Company engaged Peat Marwick as its new certifying accountants. The Company has not, during the fiscal years ended March 31, 1995 and March 31, 1996 or the subsequent interim period, consulted with Peat Marwick regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

            Stockholder ratification of the selection of Peat Marwick as the Company's independent public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Peat Marwick to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.


                                       15.

        STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

            Stockholders of the Company who intend to submit proposals to the Company's stockholders at the next annual meeting of stockholders must submit such proposals to the Company no later than May 15, 1998 in order for such proposals to be included in the proxy materials. Stockholder proposals should be submitted to Ronald I. Simon, Secretary, Western Water Company, 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122.

                                  OTHER MATTERS

            If any matters not referred to in this Proxy Statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. Management is not aware of any such matters that may be presented for action at the meeting. Matters incident to the conduct of the meeting may be voted upon pursuant to the proxies.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

             The Company will furnish without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 as filed with the Securities and Exchange Commission to any stockholder desiring a copy. Stockholders may write to the Company at:

                              Western Water Company
                              4660 La Jolla Village Drive
                              Suite 825
                              San Diego, California  92122
                              Attn:  Ronald I. Simon

                                          By Order of the Board of Directors


                                          Ronald I. Simon
                                          Secretary

September 15, 1997


                                       16.

                                   APPENDIX 1

                             1997 STOCK OPTION PLAN


1.          PURPOSES OF THE PLAN

            The purposes of the 1997 Stock Option Plan ("Plan") of Western Water Company, a Delaware corporation (the "Company"), are to:

                  (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

                  (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

                  (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

            Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "nonqualified options" ("NQOs").

2.          ELIGIBLE PERSONS

            Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in this Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.          STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

            Subject to the provisions of Section 6.1.1 of this Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 600,000 shares of Common Stock. The shares covered by the portion of any grant under this Plan which expires unexercised shall become available again for grants under this Plan. No eligible person shall be granted Options during any twelve-month period covering more than 200,000 shares.

4.          ADMINISTRATION

      (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

      (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to accelerate the exercisability of an Option after issuance; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xii) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

      (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.          GRANTING OF OPTIONS; OPTION AGREEMENT

      (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

      (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

      (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO, provided, however, (i) all Options granted under this Plan to employees of the Company are intended to qualify as ISOs to the maximum extent allowable under the Code, and (ii) all Options granted under this Plan to non-employee directors and consultants of the Company are intended to be NQOs.

      (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.          TERMS AND CONDITIONS OF OPTIONS

            Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

            6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

                    6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

                    6.1.2 Corporate Transactions. In the event of a Corporate Transaction (as defined below), the Administrator shall notify each optionee at least 30 days prior thereto. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in the exercise of its sole discretion; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options would not otherwise have been exercisable. A "Corporate Transaction" means a liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another corporation or entity, a sale of all or substantially all of the assets of the Company, or a purchase of more than 50 percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert.

                    6.1.3 Time of Option Exercise. Subject to Section 5 and
Section 6.3.4, an Option granted under this Plan shall be exercisable in accordance with a schedule as may be set by the Administrator and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                    6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the effective date of the stock option agreement granting the Option.

                    6.1.5 General Nontransferability of Option Rights; Limited Transferability of NQOs. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

                    6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

                         (a) Acceptance of the optionee's full recourse
promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                         (b) Subject to the discretion of the Administrator and
the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                         (c) Subject to the discretion of the Administrator,
through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

                         (d) By means of so-called cashless exercises as
permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

                    6.1.7 Withholding and Employment Taxes. In the case of an employee exercising a NQO, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligations becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

                    6.1.8 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                    6.1.9 Determination of Value. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                         (a) If the stock of the Company is regularly quoted by
a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                         (b) In the absence of an established market for the
stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

                    6.1.10 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

                    6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                    6.2.1 Exercise Price. (a) The exercise price of a NQO shall be determined by the Administrator at the time the Option is granted.

                    6.2.2 Termination of Employment. If for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within one year of the date of such Termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, "employment" includes service as a director or as a consultant. For purposes of this Section 6.2.2, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                    6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                    6.3.1 Exercise Price. (a) The exercise price of an ISO shall be not less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

                         (b) The exercise price of an ISO granted to any Ten
Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

                    6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                    6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                    6.3.4 Term. Notwithstanding Section 6.1.10, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

                    6.3.5 Termination of Employment. If for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within one year of the date of such Termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

7.          MANNER OF EXERCISE

                         (a) An optionee wishing to exercise an Option shall
give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

                         (b) Promptly after receipt of written notice of
exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.          EMPLOYMENT OR CONSULTING RELATIONSHIP

            Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.          CONDITIONS UPON ISSUANCE OF SHARES

            Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.         NONEXCLUSIVITY OF THIS PLAN

            The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.         SECURITIES LAW REQUIREMENTS

            The Company's obligation to issue shares of Common Stock upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

12.         AMENDMENTS TO PLAN

            The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

13.         EFFECTIVE DATE OF PLAN; TERMINATION

            This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan (but not Options previously granted under this Plan) shall terminate within ten years from the date of its adoption by the Board.

                             WESTERN WATER COMPANY

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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Peter L. Jensen and Ronald I. Simon, and either of them, as proxy holders with power to appoint his/her substitute and hereby authorizes the proxy holders to represent and vote, as designated below, all the shares of Common Stock of Western Water Company held of record by the undersigned on September 10, 1997 at the annual meeting of shareholders to be held on October 15, 1997 or any adjournment thereof.

(1)  Election of Director:

     [ ] FOR Peter L. Jensen [ ] WITHHOLD AUTHORITY to vote for Peter L. Jensen


(2)  Proposal to approve adoption of the Company's 1997 Stock Option Plan.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN


(3) Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending March 31, 1998.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN


(4) In the discretion of the proxies to vote upon such other business as may properly come before the meeting or any adjournment thereof.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" proposals 1, 2 and 3.



------------------------------------------------------------------------------
Dated:               (Signature)                 (Signature, if held jointly)


        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

[                                     ]
                                            PLEASE PROMPTLY MARK, SIGN,
                                            DATE, AND RETURN THIS PROXY
                                            USING THE ENCLOSED ENVELOPE.
[                                     ]